UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 W. 14th Street, 2nd Floor

New York, New York 10014

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01	Changes in Registrants’ Certifying Accountant.

On October 11, 2018, The ONE Group Hospitality, Inc. (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the engagement of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. Subsequently, Plante & Moran, PLLC informed the Company that, because the Company is headquartered in the State of New York and because, under State of New York licensing requirements, all owners of the accounting firm must be certified public accountants or public accountants, the audit engagement will be with Plante Moran, P.C., an entity affiliated with Plante & Moran, PLLC. Plante Moran, P.C. is licensed to perform audit services in the State of New York and is separately registered with the Public Company Accounting Oversight Board. After receiving assurances that the Company’s audit engagement team would remain the same, the Audit Committee of the Board of Directors of the Company terminated the engagement of Plante & Moran, PLLC and approved the engagement of Plante Moran, P.C. as the Company’s independent registered public accounting firm on March 22, 2019.

Plante & Moran, PLLC had not completed its audit of the Company as of the date of termination of the engagement, and there were no disagreements with Plante & Moran, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. As with Plante & Moran, PLLC, the Company did not consult with Plante Moran, P.C. during the fiscal years ended December 31, 2017 and December 31, 2016, and any subsequent interim periods prior to its engagement regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a disagreement or a reportable event as defined and described in paragraph (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2019	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Linda Siluk
	Name:	Linda Siluk
	Title:	Interim Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter from Plante & Moran, PLLC